AGREEMENT AND PLAN OF MERGER dated as of this 22nd day of May 2003 (the "Agreement") among Nettel Global Communication Corporation, a Delaware corporation ("Nettel"), Bio Standard Corporation., a Florida corporation ("Bio Standard") and the shareholders of Nettel listed in Exhibit A hereof (collectively the "Shareholders"), being the owners of record of all of the issued and outstanding stock of Nettel.

Whereas, Bio Standard wishes to acquire and the Shareholders wish to transfer all of the issued and outstanding securities of Nettel, in a transaction intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

Now, therefore, Nettel, Bio Standard and the Shareholders adopt this agreement and plan of merger and agree as follows:

1. EXCHANGE OF STOCK

1.1. NUMBER OF SHARES. The Shareholders agree to transfer to Bio Standard at the Closing (defined below) the number of shares of common stock of Nettel, $.01 par value per share (the "Nettel Shares"), shown opposite their names in Exhibit A, in an exchange for an aggregate of 10,596,290 shares of voting common stock of Bio Standard, $.001 par value per share ("Bio Standard Shares").

1.2. EXCHANGE OF CERTIFICATES. Each Shareholder of an outstanding certificate or certificates theretofore representing Nettel Shares shall surrender such certificate(s) for cancellation to Bio Standard, and shall receive in exchange a certificate or certificates representing the number of Bio Standard Shares into which the Nettel Shares represented by the certificate or certificates so surrendered shall have been converted, as provided in Section 2.1 above and Section 3 below. The transfer of Nettel Shares by the Shareholders shall be effected by the delivery to Bio Standard at the Closing of certificates representing the transferred Shares endorsed in blank or accompanied by stock powers executed in blank.

1.3. FRACTIONAL SHARES. Fractional Bio Standard Shares shall not be issued, but in lieu thereof Bio Standard shall round up fractional Bio Standard Shares to the next highest whole number.

1.4. FURTHER ASSURANCES. At the Closing and from time to time thereafter, the Shareholders shall execute such additional instruments and take such other action as Bio Standard may request in order more effectively to sell, transfer, and assign the transferred stock to Bio Standard and to confirm Bio Standard's title thereto.

2. RATIO OF EXCHANGE.

2.1 RATIO OF EXCHANGE. The securities of Nettel owned by the Shareholders, and the relative securities of Bio Standard for which they will be exchanged, are set out opposite their names in Exhibit. The parties hereto acknowledge and understand that at the date of this Agreement, there are 2,406,632 Bio Standard Shares issued and outstanding and that the number of Bio Standard Shares issuable to the Shareholders under Section 2.1 of this Agreement shall equal 10,596,290 Bio Standard Shares.

3. CLOSING.

3.1. TIME AND PLACE. The Closing contemplated herein shall be held as soon as possible at the offices of Bio Standard Corporation, located at 8700 Warner Street, Suite 200, Fountain Valley, CA unless another place or time is agreed upon in writing by the parties without requiring the meeting of the parties hereof. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed. The date of Closing may be accelerated or extended by the written agreement of the parties.

3.2. FORM OF DOCUMENTS. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or original signature.

4. UNEXCHANGED CERTIFICATES. Until surrendered, each outstanding certificate that prior to the Closing represented Nettel Shares shall be deemed for all purposes, other than the payment of dividends or other distributions, to evidence ownership of the number of Bio Standard Shares into which it was converted. No dividend or other distribution shall be paid to the Shareholders of Nettel Shares until presented for exchange at which time any outstanding dividends or other distributions shall be paid.

5. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

The Shareholders, individually and separately, represent and warrant as follows:

5.1. TITLE TO SHARES. The Shareholders, and each of them, are the owners, free and clear of any liens and encumbrances, of the number of Nettel Shares which are listed in the attached schedule A and which they have contracted to exchange.

5.2. LITIGATION. There is no litigation or proceeding pending, or to any Shareholder's knowledge threatened, against or relating to the Nettel Shares held by the Shareholders.

6. REPRESENTATIONS AND WARRANTIES OF NETTEL. Nettel represents and warrants that:

6.1. CORPORATE ORGANIZATION AND GOOD STANDING. Nettel is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

6.2. CAPITALIZATION. The authorized capital stock of Nettel consists of 40,000,000 Nettel Shares, $.01 par value per share, of which 20,000,000 Nettel Shares are issued and outstanding and are owned of record and beneficially by the Shareholders listed on Exhibit A hereto.

6.3. ISSUED STOCK. All the outstanding Nettel Shares are duly authorized and validly issued, fully paid and non-assessable.

6.4. STOCK RIGHTS. Except as set out by schedule attached hereto, there are no stock grants, options, rights, warrants or other rights to purchase or obtain Nettel Shares or any preferred stock issued or committed to be issued.

6.5. CORPORATE AUTHORITY. Nettel has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this Agreement.

6.6. AUTHORIZATION. Execution of this Agreement has been duly authorized and approved by Nettel 's board of directors.

6.7. SUBSIDIARIES. Except as set on the schedule attached hereto, Nettel has no subsidiaries.

6.8. FINANCIAL STATEMENTS. The financial statements of Nettel shall be audited for the past two fiscal years (the "Nettel Financial Statements") for the purpose of filing an Form 8-K/A under the Securities Exchange Act of 1934 in order for Bio Standard or successor to remain current and reporting under the Exchange Act. The Nettel Financial Statements shall fairly present the financial condition of Nettel as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

6.9. NO MATERIAL CHANGES. Except as set out by attached schedule, there has been no material adverse change in the business, properties, or financial condition of Nettel since the date of the Nettel Financial Statements.

6.10. LITIGATION. Except as set forth on the attached schedule, there is not, to the knowledge of Nettel, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against Nettel..

6.11. CONTRACTS. Except as forth on the attached schedule, Nettel is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this Agreement other than the agreements set forth on a schedule

6.12. TITLE. Except as forth on the attached schedule, Nettel has good and marketable title to all the real property and good and valid title to all other property included in the Nettel Financial Statements. Except as set out in the balance sheets which are part of the Nettel Financial Statements, the properties of Nettel are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of Nettel.

6.13. NO VIOLATION. The Closing will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of Nettel is subject or by which Nettel is bound.

7. REPRESENTATIONS AND WARRANTIES OF BIO STANDARD. Bio Standard represents and warrants that:

7.1. CORPORATE ORGANIZATION AND GOOD STANDING. Bio Standard is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

7.2. CAPITALIZATION. Bio Standard's authorized capital stock consists of 15,000,000 shares of Common Stock, $.001 par value per share, following the May 2003 reverse recapitalization, of which 12,750,000 Bio Standard Shares will be issued and are outstanding upon the issuance of the Bio Standard Shares contemplated in this Agreement. Bio Standard has authorized 10,000,000 shares of preferred stock, par value $.001 per share, none of which are issued or outstanding.

7.3. ISSUED STOCK. All the outstanding Bio Standard Shares are duly authorized and validly issued, fully paid and non-assessable, except as set forth on the exhibit attached hereto.

7.4. STOCK RIGHTS. Except as forth on the attached schedule, there are no stock grants, options, rights, warrants or other rights to purchase or obtain Bio Standard Shares nor are any Bio Standard Shares committed to be issued except under this Agreement.

7.5. CORPORATE AUTHORITY. Bio Standard has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this Agreement.

7.6. AUTHORIZATION. Execution of this Agreement has been duly authorized and approved by Bio Standard's board of directors.

7.7. SUBSIDIARIES. Bio Standard has no wholly owned active and/or inactive subsidiaries.

7.8. FINANCIAL STATEMENTS. Bio Standard's financial statements dated as of December 31, 2002 and 2001, have been audited by independent public accountants, and Bio Standard’s quarterly financial statements for the period ended March 31, 2003 have been reviewed by independent public accountants (the Bio Standard Financial Statements, copies of which will have been delivered by Bio Standard to Nettel prior to the Closing Date, have bee prepared according the requirements of Regulation S-X promulgated by the SEC, and fairly present the financial condition of Bio Standard as of the dates therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied. The Bio Standard Financial Statements fairly present the financial condition of Bio Standard as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

7.9. NO MATERIAL CHANGES. Except as forth on the attached schedule, there has been no material adverse change in the business, properties, or financial condition of Bio Standard since the date of the Bio Standard Financial Statements.

7.10. LITIGATION. Except as forth on the attached schedule, there is not, to the knowledge of Bio Standard, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against Bio Standard.

7.11. CONTRACTS. Except as forth on the attached schedule, Bio Standard is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this Agreement, other than as provided under this Agreement.

7.12. TITLE. Except as set out by attached schedule, Bio Standard has good and marketable title to all the real property and good and valid title to all other property included in the Bio Standard Financial Statements. Except as set out in the balance sheet thereof, the properties of Bio Standard are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of Bio Standard.

7.13. NO VIOLATION. The Closing will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of Bio Standard is subject or by which Bio Standard is bound.

8. CONDUCT PENDING THE CLOSING

Nettel, Bio Standard and the Shareholders covenant that between the date of this Agreement and the Closing as to each of them:

8.1. No change will be made in the charter documents, by-laws, or other corporate documents of Nettel.

8.2. Nettel will use its best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

8.3. No change will be made in the charter documents, by-laws, or other corporate documents of Bio Standard, other than as expressly agreed by the parties in writing.

8.4. Bio Standard will use its best efforts to maintain and preserve its business organization and will not enter into any material commitment except in the ordinary course of business.

8.5 None of the Shareholders will sell, transfer, assign, hypothecate, lien, or otherwise dispose or encumber the Nettel shares of common stock owned by them.

9. CONDITIONS PRECEDENT TO OBLIGATION OF THE SHAREHOLDERS

The Shareholder's obligation to consummate this exchange shall be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by the Shareholders as appropriate:

9.1. BIO STANDARD'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of Bio Standard set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

9.2. BOARD OF DIRECTOR APPROVAL. This Agreement shall have been approved by the Board of Directors of Bio Standard.

9.3. SUPPORTING DOCUMENTS OF BIO STANDARD. Bio Standard shall have delivered to the Shareholders supporting documents in form and substance reasonably satisfactory to the Shareholders, to the effect that:

(a) Secretary's certificate stating that Bio Standard has authorized capital stock is as set forth herein;

(c) Certified copies of the resolutions of the board of directors of Bio Standard authorizing the execution of this Agreement and the consummation hereof;

(d) Secretary's certificate of incumbency of the officers and directors of Bio Standard; and

(e) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

10. CONDITIONS PRECEDENT TO OBLIGATION OF BIO STANDARD

Bio Standard's obligation to consummate this exchange shall be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by Bio Standard:

10.1. SHAREHOLDERS' REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Shareholders set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

10.2. NETTEL'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of Nettel set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

10.3. BOARD OF DIRECTOR APPROVAL. This Agreement shall have been approved by the Board of Directors of Nettel.

10.4. SUPPORTING DOCUMENTS OF NETTEL. Nettel shall have delivered to Bio Standard supporting documents in form and substance reasonably satisfactory to Bio Standard, to the effect that:

(a) A good standing certificate from the jurisdiction of Nettel’s state of organization stating that Nettel is a corporation duly organized, validly existing, and in good standing;

(b) Secretary's certificate stating that Nettel has authorized capital stock is as set forth herein;

(c) Certified copies of the resolutions of the board of directors of Nettel authorizing the execution of this Agreement and the consummation hereof;

(d) Secretary's certificate of incumbency of the officers and directors of Nettel; and

(e) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

12. TERMINATION. This Agreement may be terminated (1) by mutual consent in writing; (2) by the Shareholders, Bio Standard or Nettel if there has been a material misrepresentation or material breach of any warranty or covenant by any other party, specifically including the requirement that Bio Standard satisfy its obligations to deliver Bio Standard Financial Statements and that Nettel deliver Nettel Financial Statements, as required under this Agreement; or (3) by any of the Shareholders, Bio Standard or Nettel if the Closing shall not have taken place within sixty (60) days following the filing of a Form 8-K Current Report by Nettel under the Exchange Act reporting the execution of this Agreement, unless adjourned to a later date by mutual consent in writing.

13. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Shareholders, Bio Standard and Nettel set out herein shall survive the Closing.

14. ARBITRATION.

14.1. SCOPE. The parties hereby agree that any and all claims under the terms of this Agreement will be resolved by arbitration before the American Arbitration Association within the County of Orange, State of California.

14.2. CONSENT TO JURISDICTION, SITUS AND JUDGEMENT. The parties hereby irrevocably consent to the jurisdiction of the American Arbitration Association and the situs of the arbitration (and any requests for injunctive or other equitable relief) shall rest in the superior court in and for Orange County, State of California. Any award in arbitration may be entered in any domestic or foreign court having jurisdiction over the enforcement of such awards.

14.3. APPLICABLE LAW. The law applicable to the arbitration and this Agreement shall be that of the State of California, determined without regard to its provisions which would otherwise apply to a question of conflict of laws.

14.4. DISCLOSURE AND DISCOVERY. The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters which are the subject of the arbitration and to compel compliance with such disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration.

14.5. RULES OF LAW. Regardless of any practices of arbitration to the contrary, the arbitrator will apply the rules of contract and other law of the jurisdiction whose law applies to the arbitration so that the decision of the arbitrator will be, as much as possible, the same as if the dispute had been determined by a court of competent jurisdiction.

14.6. FINALITY AND FEES. Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law or the failure of the arbitrator to adhere to the arbitration provisions contained in this Agreement. Each party to the arbitration shall pay its own costs and counsel fees except as specifically provided otherwise in this Agreement.

14.7. MEASURE OF DAMAGES. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and\or securities issued or to be issued and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages.

14.8. COVENANT NOT TO SUE. The parties covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party.

14.9. INTENTION. It is the intention of the parties and their affiliates that all disputes of any nature between them, whenever arising, under this Agreement based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief, or rights of affiliates of the Shareholders under a separate securities compliance services agreement or a secured note and pledge agreement executed in connection with the securities compliance services agreement.

14.10. SURVIVAL. The provisions for arbitration contained herein shall survive the termination of this Agreement for any reason.

15. GENERAL PROVISIONS.

15.1. FURTHER ASSURANCES. From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this Agreement.

15.2. WAIVER. Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

15.3. BROKERS. Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

15.4. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:

If to Nettel, to:

Nettel Global Communication Corporation
2500 Columbia House Blvd.
Vancouver, WA 98660

If to Bio Standard, to:
Bio Standard Corporation
8700 Warner Avenue, Suite 200
Fountain Valley, CA 92708

If to the Shareholders, to:
Michael Nguyen
2500 Columbia House Blvd.
Vancouver, WA 98660

15.5. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

15.6. ASSIGNMENT. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party shall be void.

15.7. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

15.8. REVIEW OF AGREEMENT. Each party acknowledges that it has had time to review this Agreement and, as desired, consult with counsel. In the interpretation of this Agreement, no adverse presumption shall be made against any party on the basis that it has prepared, or participated in the preparation of, this Agreement.

15.9. SCHEDULES. All schedules attached hereto, if any, shall be acknowledged by each party by signature or initials thereon and shall be dated.

15.10. EFFECTIVE DATE. This effective date of this Agreement shall be May 23, 2003.

SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER AMONG NETTEL, BIO STANDARD AND THE SHAREHOLDERS OF NETTEL IN WITNESS WHEREOF, the parties have executed this Agreement.

NETTEL GLOBAL COMMUNICATION CORPORATION

By: /s/ Michael Nyugen, President
Michael Nyugen, President

By: /s/ Michael Nyugen, Shareholder
Michael Nyugen, Shareholder

BIO STANDARD CORPORATION

By: /s/ Tina Phan, President
Tina Phan, President

SHAREHOLDER OF NETTEL GLOBAL COMMUNICATION CORPORATION

Exhibit

Number of Nettel Shares to be Surrendered	Number of Bio Standard Shares to be Issued	Name of Shareholder	Address of Shareholder
20,000,000	10,596,290	Michael Nyugen	2500 Columbia House Blvd. Vancouver, WA 98661